Supplemental Natural Gas Disclosures - Estimates of Future Cash Flows from Proved Natural Gas Reserves (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Oil And Gas Exploration And Production Industries Disclosures [Abstract]
Future cash inflows	$ 32,476
Future production and development costs	(11,345)
Future net cash flows	21,131
10% annual discount for estimated timing of cash flows	(9,069)
Standardized measure of discounted future net cash flows	$ 12,062